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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       JANUARY 12, 2005 (JANUARY 6, 2005)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          MARYLAND                       333-91532               68-0509956
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1605
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

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ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        On January 6, 2005, Behringer Harvard REIT I, Inc., (the "Registrant") acquired a six-story office building containing approximately 288,175 rentable square feet and a four-story parking garage located on approximately 10.6 acres of land in Atlanta, Georgia (the "Ashford Perimeter") through Behringer Harvard Ashford Perimeter H, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, the Registrant's operating partnership. The contract purchase price of the Ashford Perimeter, exclusive of closing costs and initial escrows, was $46,300,000. The Registrant used borrowings of $35,400,000 under a loan agreement (the "Ashford Loan Agreement") with Bear Stearns Commercial Mortgage, Inc. (the "Ashford Lender") to pay a portion of its share of such contract purchase price and paid the remaining amount from proceeds of the Registrant's offering of its common stock to the public. For a description of the Ashford Loan Agreement, see Item 2.03 below.

        The purchase price for the transaction was determined through negotiations between the Ashford Perimeter seller, HSOV Ashford Perimeter, LLC, an unrelated third party, and Behringer Advisors LP, the Registrant's advisor. In evaluating the Ashford Perimeter as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less the Ashford Perimeter's actual operating expenses), expected capital expenditures, costs of physical plant maintenance, location, environmental issues, demographics, tenant mix, quality of tenants, length of leases, price per square foot and occupancy. The Registrant's advisor believes that the Ashford Perimeter is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, adequately insured and has been professionally managed.

        The Ashford Perimeter, which was constructed in 1982, is approximately 84% leased and includes the following major tenants: Verizon Wireless, Noble Systems Corporation and Coalition America, Inc.

        Verizon Wireless, a joint-venture of Verizon and Vodafone Group, is a national provider of wireless telecommunication services. Verizon Wireless leases 115,465 square feet for an annual rent of $2,173,226 under a lease that expires in May 2009.

        Noble Systems Corporation provides call center software, computer telephony and customer contact technology to a variety of industries. Noble Systems Corporation leases 35,165 square feet for an annual rent of $773,630 under a lease that expires in October 2011.

        Coalition America, Inc. provides billing and collection services for the medical industry. Coalition America, Inc. leases 23,270 square feet for an annual rent of $511,940 under a lease that expires in October 2006.

        HPT Management Services LP (the "Ashford Property Manager"), an affiliate of the Registrant, has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the Ashford Perimeter. Among other things, the Ashford Property Manager will have the authority to negotiate and enter into leases of the property on behalf of the Registrant, to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that the Registrant provide sufficient funds for the payment of operating expenses. The Ashford Property Manager has subcontracted certain of its on-site management services and all leasing services to Trammell Crow Services, Inc.

        As compensation for its services, the Ashford Property Manager or its affiliates is entitled to the following reimbursements for its out-of-pocket costs and on-site personnel costs and the following compensation:
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        1.      A property management fee equal to 3% of the monthly gross revenues from the Ashford Perimeter.

        2.      An annual asset management fee equal to 0.5% of the asset value.

        Leasing commissions of 6% will be paid on any new leases to be divided 4% to the outside broker and 2% paid to Trammell Crow Services, Inc. On lease renewals, a total commission of 4% will be paid with 2% paid to the outside broker and 2% paid to Trammell Crow Services, Inc.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The Registrant entered into the Ashford Loan Agreement on January 6, 2005. The interest rate under the loan is fixed at 5.02% per annum until January 31, 2006, and 5.3% per annum, thereafter. Monthly payments of interest are required through February 2007, with monthly interest and principal payments required beginning March 1, 2007 and continuing to the maturity date. Prepayment, in whole or in part, is permitted from and after the third payment date prior to the maturity date, provided that at least thirty days prior written notice is given. The Ashford Loan Agreement has a seven-year term.

        In addition, the Registrant has guaranteed payment of the debt under the Ashford Loan Agreement in the event that (i) Behringer Harvard Ashford Perimeter H, LLC files a voluntary petition under the U.S. Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (ii) an involuntary case is commenced against the initial borrower under the Ashford Loan Agreement under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law with the collusion of Behringer Harvard Ashford Perimeter H, LLC or any of its affiliates.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Because it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before March 24, 2005, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

        (B) PRO FORMA FINANCIAL INFORMATION.

        See Paragraph (a) above.

        (C) EXHIBITS.

        The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

        99.1 Loan Agreement between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard Ashford Perimeter H, LLC.

        99.2 Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard Ashford Perimeter H, LLC.

        99.3 Promissory Note between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard Ashford Perimeter H, LLC.

        99.4 Assignment of Leases and Rents between Bear Stearns Commercial Mortgage, Inc. and Behringer Harvard Ashford Perimeter H, LLC.

        99.5 Indemnity Agreement by Behringer Harvard Ashford Perimeter H, LLC and Behringer Harvard REIT, Inc. in favor of Bear Stearns Commercial Mortgage, Inc.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BEHRINGER HARVARD REIT I, INC.



Dated:  January 12, 2005                   By: /s/ Gary S. Bresky
                                              ----------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer











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